UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2008 (December 4, 2007).

UNITED HERITAGE CORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-10179	87-03728264
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 200, One Energy Square, 4925 Greenville Avenue, Dallas, Texas		75206
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(214) 800-2663

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Amendment No. 1 on Form 8-K/A and other reports filed by United Heritage Corporation (the “Corporation”) from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Corporation’s management as well as estimates and assumptions made by the Corporation’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Corporation or the Corporation’s management identify forward looking statements. Such statements reflect the Corporation’s current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Corporation’s industry, operations and results of operations and any businesses that the Corporation may acquire. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

EXPLANATORY NOTE

The Corporation is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend its current report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2007 (the “Original Filing”). On December 3, 2007, the Corporation issued a press release announcing the addition of Paul D. Watson, as its Chief Operating Officer, and Geoffrey W. Beatson, as its Vice President of Engineering and Production (the “Press Release”), a copy of which Press Release was furnished under Item 9 of the Original Filing. The purpose of this Amendment is to revise and supplement certain of the information contained in the Press Release under the heading “About United Heritage Corporation”.

Section 8—Other Events

Item 8.01 Other Events.

United Heritage Corporation, founded in 1981 and based in Midland, TX, is focused on the development of on-shore oil and gas assets. The company has four leases covering 10,500 acres in the Wardlaw Field located in Edwards County, TX. A report published by J.R. Butler & Co. in 1984 concluded that there was oil in place on the property. The oil is categorized as “medium crude”, the deposits are in the medium gravity range of heavy oil at 15-18 API gravity. Management believes its acreage has always held substantial reserves, but questions remain as to the technology necessary to properly extract the reserves. Some oil production has already been established from the field.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: April 23, 2008
UNITED HERITAGE CORPORATION

	By:	/s/ Joseph F. Langston, Jr.
Joseph F. Langston, Jr.
Chief Financial Officer